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                                                                     EXHIBIT 4.4

                                    [FRONT]

           TEMPORARY CERTIFICATE - THIS CERTIFICATE IS EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER                                                                    SHARES
T

                               HCI DIRECT, INC.


                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


COMMON STOCK                                                         CUSIP
                                                                     SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS

This is To Certify That


is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                  $.01 EACH OF

     HCI DIRECT, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              [HCI DIRECT, INC.]
                               [Corporate Seal]
Dated:
          /s/ Arthur C. Hughes                     /s/ John F. Biagini
               SECRETARY                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
     American Stock Transfer & Trust Company

          Transfer Agent and Registrar

By

          Authorized Signature
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                                   [REVERSE]

                               HCI DIRECT, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT - _____ Custodian _______
                                                        (Cust)          (Minor)

TEN ENT - as tenants

          by the entireties
JT TEN -  as joint tenants with          under Uniform Gifts to Minors
          right of survivorship          Act _________________________
          and not as tenants in                    (State)
          common

                                    UNIF TRANS MIN ACT - _____ Custodian _______
                                                         (Cust)          (Minor)

                                         under Uniform Transfers to Minors
                                         Act _________________________
                                                   (State)

    Additional abbreviations may also be used though not in the above list.



    For value received, ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: _______________


                         _______________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



Signature Guaranteed:    _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                         LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                         AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                         PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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